August 5, 2002

Hilliard Lyons Growth Fund

Dear Shareholder:

The U.S. stock markets suffered double-digit declines in the second quarter as many investors recoiled from the continuous flow of bad news about corporate mismanagement, fraud and possible terrorist threats. The Fund declined 14.1% for the quarter versus 13.4% for the S&P 500. For the first six months of 2002, the Fund declined 14.0% while the S&P fell 13.2%.

The Fund's short-term performance, while in line with the broad market, is disappointing. While the economy has grown stronger and more stable after the September 11th terrorist attacks, the stock market has suffered from a steady stream of disturbing reports of malfeasance taking place in the executive offices of several well known companies. We believe a high percentage of corporate executives work in the best interest of their shareholders, and do so in a moral and ethical manner.

We understand how allegedly fraudulent behavior within Enron, Adelphia, WorldCom, Qwest and several others has influenced the thinking of investors. The magnitude of alleged fraud being uncovered throughout corporate America is unparalleled. Our markets have been tested many times before by unprecedented crises and each time have emerged stronger and more resistant to manipulation. There is no reason to believe this time will be different.

Markets are emotional by nature. Investors witnessed in the late 1990s how greed propelled markets to euphoric and unsustainable heights for a brief period. Back then signs were emerging that the markets were reaching speculative levels; investors were reducing bonds in favor of stocks, margin levels went to all time highs, valuation metrics were at historic levels, and initial public stock offerings of low quality companies were plentiful.

Today, we are witnessing how fear impacts markets. Common are reports of investors indiscriminately selling out entire stock portfolios, margin calls are at record levels, bond funds are experiencing strong inflows, and real estate is considered the "safe" investment of the day.

It is difficult to deal rationally with an irrational market. Psychology and momentum are incalculable. The crowd is usually wrong. Markets are perverse and will do whatever is necessary to prove the crowd wrong. (We have never understood why spectators at sporting events try to get a hot dog or go to the bathroom at the half because they can do neither).

History shows that short-term movements in stock prices are not always rational. Benjamin Graham best described this phenomenon when he said stock prices, in the short term, resemble a popularity contest. Today, stocks are not popular.

Second quarter corporate earnings reports suggest that the recent drop in stock prices has been driven mostly by emotion. 63% of the S&P 500 companies that recently reported earnings beat analyst expectations, while 25% met expectations. Productivity advancements, low interest rates, stable labor markets, and low energy costs suggest that 3rd quater earnings will post solid gains against last year's depressed levels.

The Fund is positioned for a rebound in corporate earnings and sustainable economic growth. The companies owned by the Fund are market leaders with strong fundamental business operations. While we are concerned with the near-term volatility within the markets, we believe this volatility provides long-term investors an opportunity to purchase shares in exceptional companies at reasonable valuations.

   Sincerely,

/s/ Donald F. Kohler             /s/ Shawn J. Ridley
DONALD F. KOHLER                  SHAWN J. RIDLEY
Chairman of the Board and         Portfolio Manager
President

                       HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2002

COMMON STOCKS -- 100.2%
--------------------------------------------------------------------------------

                                                                 Market
      Shares    Company                               Cost       Value
      ------    -------                               ----       -----

                 CAPITAL GOODS -- 9.8%
                ---------------------------------
                                                   ----------- -----------

      90,000    Dover Corp........................ $ 1,584,003 $ 3,150,000
      39,000    General Electric Co...............     248,577   1,132,950
      55,000    TYCO International LTD............   2,843,885     743,050
                                                   ----------- -----------
                                                     4,676,465   5,026,000

                 CONSUMER DURABLE -- 8.2%
                ---------------------------------
                                                   ----------- -----------

      25,000    Donaldson Inc.....................     315,000     876,000
      65,000    Harley-Davidson Inc...............     663,569   3,332,550
                                                   ----------- -----------
                                                       978,569   4,208,550

                 CONSUMER NON-DURABLE -- 2.0%
                ---------------------------------
                                                   ----------- -----------

      30,000    Estee Lauder Cos. Inc.............     734,888   1,056,000
                                                   ----------- -----------
                                                       734,888   1,056,000

                 FINANCIAL -- 39.5%
                ---------------------------------
                                                   ----------- -----------

      70,000    American International Group Inc..     784,705   4,776,100
          50*   Berkshire Hathaway Inc............   1,844,237   3,340,000
      76,000    Cincinnati Financial Corp.........   1,298,474   3,536,280
      50,000    Federal Home Loan Mortgage Corp...     634,272   3,060,000
      27,000    Fifth Third Bancorp...............     272,000   1,799,550
      26,000.   Morgan Stanley Dean Witter & Co...   1,423,241   1,120,080
     100,000    Synovus Financial Corp............   1,140,740   2,752,000
                                                   ----------- -----------
                                                     7,397,669  20,384,010

                 HEALTH CARE -- 12.2%
                ---------------------------------
                                                   ----------- -----------

      12,000.   Abbott Laboratories...............     627,354     451,800
      27,000    Allergan Inc......................     296,833   1,802,250
      50,000    Johnson & Johnson.................     488,918   2,613,000
      40,000    Pfizer Inc........................   1,349,956   1,400,000
                                                   ----------- -----------
                                                     2,763,061   6,267,050

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2002

                                                                                             Market
         Shares                   Company                                         Cost       Value
         ------                   -------                                         ----       -----

                                   RETAIL & SERVICES -- 15.4%
                                  ---------------------------
                                                                              ------------ -----------

         45,000                   CVS Corp................................... $  1,480,375 $ 1,377,000
         43,000                   Gannett Inc................................    1,732,500   3,263,700
         47,000                   Omnicom Group Inc..........................    3,832,838   2,152,600
         30,000                   Walgreen Co................................      119,450   1,158,900
                                                                              ------------ -----------
                                                                                 7,165,163   7,952,200

                                   TECHNOLOGY -- 13.1%
                                  ---------------------------
                                                                              ------------ -----------

        130,000................   Applied Materials..........................    3,150,625   2,472,600
         90,000................   Nokia Corp.................................    2,085,261   1,303,200
        160,000*...............   Solectron Corp.............................    4,979,506     984,000
         15,000................   Viacom Inc.................................      722,400     665,550
         50,000*...............   Waters Corp................................    1,390,142   1,335,000
                                                                              ------------ -----------
                                                                                12,327,934   6,760,350
                                                                              ------------ -----------
                                  Total Common Stocks........................ $36,043,749  $51,654,160

                  TOTAL INVESTMENTS (Cost -- $36,043,749) (100.2%)                         $51,654,160
                                                                                           ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

* Non-income producing security.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 June 30, 2002

ASSETS:
Investments at market value:
 Common stocks (cost $36,043,749)................................................... $51,654,160
   Total investments................................................................  51,654,160
Receivables:
 Investments sold...................................................................     256,566
 Dividends..........................................................................      62,968
 Capital shares sold................................................................         381
Prepaid expenses....................................................................      12,371
                                                                                     -----------
   Total Assets..................................................................... $51,986,446
LIABILITIES:
 Cash Overdraft.....................................................................      40,760
 Due to adviser -- Note C...........................................................      74,198
 Capital shares redeemed............................................................     189,932
 Accrued expenses...................................................................     135,135
                                                                                     -----------
   Total Liabilities................................................................     440,025
                                                                                     ===========
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and 1,950,776 shares
  issued and outstanding)...........................................................       1,951
Paid-in surplus.....................................................................  34,559,120
Accumulated undistributed net realized gain on investments..........................   1,518,972
Net unrealized appreciation on investments..........................................  15,610,411
Accumulated net investment loss -- Note B...........................................    (144,033)
                                                                                     -----------
   Total Capital (Net Assets)....................................................... $51,546,421
                                                                                     ===========
Net assets
 Investor A shares.................................................................. $42,446,950
 Investor B shares..................................................................   9,099,471
                                                                                     -----------
                                                                                     $51,546,421
                                                                                     ===========
Shares of capital stock
 Investor A shares..................................................................   1,598,197
 Investor B shares..................................................................     352,579
                                                                                     -----------
                                                                                       1,950,776
                                                                                     ===========
Net asset value
 Investor A shares -- redemption price per share.................................... $     26.56
                                                                                     ===========
 Investor B shares -- offering price per share*..................................... $     25.81
                                                                                     ===========
Maximum sales charge (Investor A)...................................................        4.75%
Maximum offering price per share (100%/(100%-maximum sales charge of net asset value
  adjusted to nearest cent) (Investor A)............................................ $     27.88
                                                                                     ===========

*Redemptionprice of Investor B shares varies based on length of time shares are held.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                    For the six months ended June 30, 2002

INVESTMENT INCOME:

   Dividends (Net of foreign withholding taxes of $3,193)............. $    273,839
   Interest...........................................................        1,430
                                                                       ------------
       Total investment income........................................      275,269

EXPENSES:

   Management fees -- Note C..........................................      237,660
   12b-1 expenses (Investor A) -- Note C..............................       60,075
   12b-1 expenses (Investor B) -- Note C..............................       52,401
   Transfer agent fees (Investor A)...................................       28,055
   Transfer agent fees (Investor B)...................................       27,150
   Custodian fees.....................................................       22,625
   Audit fees.........................................................       19,910
   Director's fees....................................................       14,480
   Shareholder reports................................................       14,480
   Insurance expense..................................................       11,506
   Legal fees.........................................................        6,335
   Filing fees........................................................        4,525
   Trade association..................................................        1,191
                                                                       ------------
                                                                            500,393
                                                                       ------------

   Waiver of management fees by Adviser -- Note C.....................      (81,091)
       Total expenses.................................................      419,302
                                                                       ------------
          Net investment loss.........................................     (144,033)

REALIZED GAIN AND UNREALIZED LOSS ON INVESTMENTS:

   Net realized gain on investments -- Note B.........................    2,522,813
   Change in unrealized appreciation on investments...................  (10,986,356)
                                                                       ------------
       Net loss on investments........................................   (8,463,543)
                                                                       ------------
          Net decrease in net assets resulting from operations........ $ (8,607,576)
                                                                       ============

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                        For the six    For the year
                                                                       months ended        ended
                                                                       June 30, 2002 December 31, 2001
                                                                       ------------- -----------------
DECREASE IN NET ASSETS FROM OPERATIONS:

   Net investment income.............................................. $   (144,033)   $   (324,525)
   Net realized gain/loss on investments..............................    2,522,813         (52,766)
   Net change in unrealized appreciation on investments...............  (10,986,356)     (6,170,861)
                                                                       ------------    ------------
       Net decrease in net assets from operations.....................
                                                                         (8,607,576)     (6,548,152)
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

   Net investment income..............................................         (-0-)           (-0-)
   Net realized gain on investments...................................         (-0-)           (-0-)
                                                                       ------------    ------------
       Total distributions............................................
                                                                               (-0-)           (-0-)
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:

   Net investment income..............................................         (-0-)           (-0-)
   Net realized gain on investments...................................         (-0-)           (-0-)
                                                                       ------------    ------------
       Total distributions............................................
                                                                               (-0-)           (-0-)
FROM CAPITAL SHARE TRANSACTIONS:

   Proceeds from 72,590 and 237,706 shares sold, respectively.........    2,144,361       7,466,445
   Cost of 155,456 and 371,832 shares repurchased, respectively.......   (4,520,443)    (11,668,073)
                                                                       ------------    ------------
       Net decrease in net assets from capital share transactions.....   (2,376,082)     (4,201,628)
                                                                       ------------    ------------
          Total decrease in net assets................................
                                                                        (10,983,658)    (10,749,780)
NET ASSETS:

Beginning of period...................................................   62,530,079      73,279,859
                                                                       ------------    ------------
End of period (includes undistributed net investment income
  of $(144,033) and $(324,525) respectively).......................... $ 51,546,421    $ 62,530,079
                                                                       ============    ============


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2001 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the six months ended June 30, 2002, the waiver of the management fee amounted to $46,519 for Class A share investors and $34,572 for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J.J.B. Hilliard, W.L. Lyons, Inc., the Distributor, received sales charges of approximately $49,995 during the six months ended June 30, 2002. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 282,736 shares of the Fund as of June 30, 2002.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the six months ended June 30, 2002, purchases and proceeds from sale of investment securities (excluding short-term securities) were $3,406,629 and $8,685,917, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 2002, the gross unrealized appreciation and depreciation on investments was $25,541,158 and $9,930,747, respectively, resulting in net unrealized appreciation of $15,610,411.

NOTE E -- CAPITAL TRANSACTIONS

                                               For the six  For the year
                                               months ended    ended
                                                 June 30,   December 31,
                                                   2002         2001
                                               ------------ ------------
CAPITAL TRANSACTIONS:
Investor A shares:
   Proceeds from shares issued................ $ 1,748,553  $  4,210,151
   Shares redeemed............................  (3,672,444)  (10,244,232)
                                               -----------  ------------
   Change in net assets from Investor A share
     transactions............................. $(1,923,891) $ (6,034,081)
                                               ===========  ============
Investor B shares:
   Proceeds from shares issued................ $   395,808  $  3,256,294
   Shares redeemed............................    (847,999)   (1,423,841)
                                               -----------  ------------
   Change in net assets from Investor B share
     transactions............................. $  (452,191) $  1,832,453
                                               ===========  ============
SHARE TRANSACTIONS:
Investor A shares:
   Issued.....................................      59,160       132,824
   Redeemed...................................    (125,186)     (324,323)
                                               -----------  ------------
   Change in Investor A shares................     (66,026)     (191,499)
                                               ===========  ============
Investor B shares:
   Issued.....................................      13,430       104,882
   Redeemed...................................     (30,270)      (47,509)
                                               -----------  ------------
   Change in Investor B shares................     (16,840)      (57,373)
                                               ===========  ============

NOTE F - SUBSEQUENT EVENTS

Change In Independent Auditors: Ernst & Young LLP (Ernst & Young) served as independent auditors for the Fund until July 29, 2002 when Ernst & Young resigned as the Fund's independent auditors. Ernst & Young's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding Ernst & Young's resignation and from January 1, 2002 through the date of Ernst & Young's resignation, there have been no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

On July 30, 2002, based on the recommendation of the Audit Committee of the Fund, the Board of Directors appointed PricewaterhouseCooper LLP as the new independent auditors for the Fund.

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                        Investor A
                                                      -------------------------------------------------------------------
                                                       For the Six
                                                      Months Ended                     For the Year Ended December 31,
                                                      June 30, 2002     -------------------------------------------------
                                                       (UNAUDITED)          2001         2000        1999        1998
                                                      -------------     -------      -------      -------     -------
Net asset value:
 Beginning of period.................................    $ 30.89        $ 33.89      $ 33.71      $ 33.49     $ 30.29
                                                         -------        -------      -------      -------     -------
Net investment income/(loss).........................      (0.17)         (0.12)       (0.06)        0.11        0.20
Net realized and unrealized gain(loss) on investments      (4.16)         (2.88)        0.24         0.98        3.89
                                                         -------        -------      -------      -------     -------
Total from investment operations.....................      (4.33)         (3.00)        0.18         1.09        4.09
                                                         -------        -------      -------      -------     -------
Less dividends from:
  Net investment income..............................      (0.00)         (0.00)       (0.00)       (0.09)      (0.18)
  Realized gains.....................................      (0.00)         (0.00)       (0.00)       (0.78)      (0.71)
Total distributions..................................      (0.00)         (0.00)       (0.00)       (0.87)      (0.89)
Net asset value:
 End of Period.......................................    $ 26.56        $ 30.89      $ 33.89      $ 33.71     $ 33.49
                                                         =======        =======      =======      =======     =======
Total Investment Return (Excludes sales charge)......     (14.02%)***     (8.85%)       0.53%        3.23%      13.58%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets....       1.30%(f)**     1.25%(e)     1.29%(d)     1.29%(c)    1.25%(b)
Ratio of net investment income to average net assets.      (0.36%)(f)**   (0.36%)(e)   (0.17%)(d)    0.30%(c)    0.64%(b)
Portfolio turnover rate (g)..........................       9.98%         19.05%       34.19%       24.60%      18.15%
Net assets, end of period (000s omitted).............    $42,447        $51,402      $62,884      $87,293     $88,498





                                                         1997
                                                      -------
Net asset value:
 Beginning of period................................. $ 22.95
                                                      -------
Net investment income/(loss).........................    0.12
Net realized and unrealized gain(loss) on investments    9.13
                                                      -------
Total from investment operations.....................    9.25
                                                      -------
Less dividends from:
  Net investment income..............................   (0.12)
  Realized gains.....................................   (1.79)
Total distributions..................................   (1.91)
Net asset value:
 End of Period....................................... $ 30.29
                                                      =======
Total Investment Return (Excludes sales charge)......   40.41%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets....    1.30%(a)
Ratio of net investment income to average net assets.    0.49%(a)
Portfolio turnover rate (g)..........................   22.20%
Net assets, end of period (000s omitted)............. $58,416

                                                                                     Investor B
                                                      ------------------------------------------------------------------
                                                       For the Six                                             Period from
                                                      Months Ended                For the Year Ended            April 20,
                                                      June 30, 2002                  December 31,                1998* To
                                                       (UNAUDITED)      ---------------------------------      December 31,
                                                                            2001         2000         1999
                                                                        -------      -------      -------
Net asset value:
 Beginning of period.................................    $ 30.12        $ 33.31      $ 33.38      $ 33.33         $32.63

                                                         -------        -------      -------      -------         ------
Net investment income/(loss).........................      (0.05)         (0.26)       (0.37)       (0.14)         (0.02)
Net realized and unrealized gain(loss) on investments      (4.26)         (2.93)        0.30         0.97           1.57

                                                         -------        -------      -------      -------         ------
Total from investment operations.....................      (4.31)         (3.19)       (0.07)        0.83           1.55

                                                         -------        -------      -------      -------         ------
Less dividends from:
  Net investment income..............................      (0.00)         (0.00)       (0.00)       (0.00)         (0.14)
  Realized gains.....................................      (0.00)         (0.00)       (0.00)       (0.78)         (0.71)
Total distributions..................................      (0.00)         (0.00)       (0.00)       (0.78)         (0.85)

                                                         -------        -------      -------      -------         ------
Net asset value:
 End of Period.......................................    $ 25.81        $ 30.12      $ 33.31      $ 33.38         $33.33
                                                         =======        =======      =======      =======         ======
Total Investment Return (Excludes sales charge)......     (14.31%)***     (9.61%)      (0.21%)       2.44%          4.82%***
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets....       2.05%(f)**     2.05%(e)     2.05%(d)     2.04%(c)       2.05%(b)**
Ratio of net investment income to average net assets.      (1.11%)(f)**   (1.15%)(e)   (0.93%)(d)   (0.44%)(c)     (0.23%)(b)**
Portfolio turnover rate (g)..........................       9.98%         19.05%       34.19%       24.60%         18.15%
Net assets, end of period (000s omitted).............    $ 9,099        $11,129      $10,395      $13,343         $9,604

(a)Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(b)Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(c)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares, respectively, for the year ended December 31, 1999.
(d)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.37% and (0.25%) for A shares and 2.58% and (1.46%) for B shares, respectively, for the year ended December, 31, 2000.
(e)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.44% and (.55%) for A shares and 2.57% and (1.67%) for B shares, respectively, for the year ended December 31, 2001.
(f)Net of voluntary management fee waiver by the advisor for A and B share investors. If the Fund had paid the full management fee the annualized ratios of expenses and net investment income to average net assets would have been 1.49% and (0.55%) for A shares and 2.71% and (1.77%) for B shares, respectively, for the (6) six months ended June 30, 2002.
(g)Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.

*  Commencement of B shares
** Annualized
***Not annualized

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                              Semi-Annual Report
                                 June 30, 2002
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------

                                   DIRECTORS

William A. Blodgett, Jr.
Stewart E. Conner
                    Donald F. Kohler
                    John C. Owens

                                   OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President,   Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                   AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of share- holders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              SEMI-ANNUAL REPORT
                                 June 30, 2002